UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2009

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia  20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant

Effective January 3, 2009, and pursuant to a letter to the chairman of the Audit Committee of Guardian Technologies International, Inc. (the “Company”), Goodman & Company, L.L.P. (“Goodman”), resigned as the Company’s principal registered independent public accountants due to its decision to disengage after evaluating client relationships in light of current economic conditions.  Specifically, current economic conditions have not allowed us to raise sufficient funds to pay Goodman’s fees.  The Company has commenced the process of seeking to pay fees due to Goodman and/or identifying a principal registered independent public accountant to succeed Goodman.

Goodman had been engaged by the Company as the principal registered independent public accountant to audit the consolidated financial statements of the Company for the fiscal years ended December 31, 2005, 2006 and 2007, and the re-audit of the Company’s restated consolidated financial statements for the fiscal years ended December 31, 2003 and 2004.  Goodman’s reports on the financial statements of the Company filed with the Securities and Exchange Commission with regard to the fiscal years ended December 31, 2006 and 2007, contained no adverse opinion or disclaimer of opinion; however, each of its reports did contain an explanatory paragraph that expressed substantial doubt about our ability to continue as a going concern.

In connection with the audit of the Company's consolidated financial statements for the fiscal years ended December 31, 2006 and 2007, and in connection with the subsequent interim periods up to the date of resignation, there were no disagreements with Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Goodman, would have caused Goodman to make reference to the subject matter of the disagreements in connection with its reports.

On January 9, 2009, the Company furnished a copy of the above statements to Goodman and requested Goodman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the above statements.  A copy of Goodman’s letter, dated January 9, 2009, is filed as Exhibit 16 to this Form 8-K.

Section 9 –Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits.

16

Letter of Goodman & Company, L.L.P., dated January 9, 2009, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: January 9, 2009	By: /s/ Michael W. Trudnak Michael W. Trudnak Chief Executive Officer

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